UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 9, 2011

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein L.P. and AllianceBernstein Holding L.P. (“AB Holding” and, together with AllianceBernstein L.P., “AllianceBernstein”) are furnishing the news release issued on August 9, 2011 announcing their adoption of a plan to repurchase AB Holding Units pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Release”).  The 10b5-1 Release is attached hereto as Exhibit 99.01.

AllianceBernstein is also furnishing the news release issued on August 10, 2011 announcing preliminary assets under management as of July 31, 2011 (“AUM Release”).  The AUM Release is attached hereto as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	10b5-1 Release.

99.02	AUM Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: August 10, 2011	By:	/s/ Edward J. Farrell
Senior Vice President, Controller and
Interim Chief Financial Officer